                                                                  EXHIBIT 10.37

                              SETTLEMENT AGREEMENT

        THIS SETTLEMENT AGREEMENT, dated as of June 29, 2001 ("Agreement"), is by and among HIGH SPEED NET SOLUTIONS, INC., a Florida corporation having a principal place of business at 434 Fayetteville Street, Suite 600, Raleigh, North Carolina 27601 ("HSNS"), William R. Dunavant, an individual residing at 2461 Provence Circle, Weston, Florida 33327 ("DUNAVANT"), Richard E. Brodsky, P.A., a Florida corporation having a principal place of business at 25 SE Third Avenue, Suite 919, Miami, Florida ("BRODSKY P.A.") and RICHARD E. BRODSKY, in his individual capacity, a resident of Miami, Florida ("Brodsky") (each of HSNS, Dunavant, Brodsky P.A. and Brodsky, a "PARTY" and, collectively, the "PARTIES").

                                    RECITALS:

        A. HSNS and Dunavant are parties to that certain Second Amended and Restated Settlement Agreement, the Execution Date (as defined therein) of which is October 26, 2000, as modified by a memo dated December 5, 2000 from Richard
E. Brodsky to Rob Lowery of HSNS (such Agreement, as so modified, the "HSNS-DUNAVANT AGREEMENT").

        B. Certain disputes have arisen between HSNS and Dunavant concerning performance under the HSNS-Dunavant Agreement.

        C. Brodsky P.A. has certain rights to shares of common stock of HSNS owned by Dunavant or to be provided to Dunavant as contemplated under this Agreement, and therefore, has an interest in such disputes being settled.

        D. The Parties wish to settle such disputes upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be bound hereby, agree as follows:

        1.      Issuance of Shares of Common Stock.

                (a) Upon the execution and delivery of this Agreement by the Parties, HSNS shall issue (or cause to be issued) shares of HSNS's common stock, par value $.001 per share (the "COMMON STOCK") (such shares, the "SETTLEMENT SHARES") as follows:


                           Recipient                         # of Shares
                           ---------                         -----------
                           Dunavant                           300,000
                           Brodsky P.A.                       175,000

                (b) The stock certificate(s) representing Settlement Shares to be delivered to Dunavant upon execution of this Agreement by the Parties hereto shall bear a legend in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN SETTLEMENT AGREEMENT AND A CERTAIN VOTING AGREEMENT, EACH DATED AS OF JUNE 29, 2001. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH SETTLEMENT AGREEMENT AND VOTING AGREEMENT.

                (c) The stock certificate(s) representing Settlement Shares to be delivered to Brodsky P.A. upon execution of this Agreement by the Parties hereto shall bear a legend in the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN VOTING AGREEMENT, DATED AS OF JUNE 29, 2001. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH VOTING AGREEMENT.

        2. Voting Agreement. Concurrently with the execution and delivery of this Agreement by the Parties, Dunavant, his wife, Lucille Dunavant, and Brodsky P.A. and Brodsky shall execute and deliver to HSNS a voting agreement in the form attached hereto as Exhibit B (the "Voting Agreement").

        3. General Releases. Concurrently with the execution and delivery of this Agreement by the Parties:

                (a) HSNS shall deliver to each of Dunavant and Brodsky P.A. and Brodsky a general release in the form of Exhibit C-1 and C-2 attached hereto, respectively, and dated the date of the execution and delivery of this Agreement; and

                (b) each of Dunavant and Brodsky P.A. and Brodsky shall execute and deliver to HSNS a general release in the form of Exhibit D-1 and D-2 attached hereto, respectively.

        4. Restrictions on Sale or Disposition of Currently Held Shares and Settlement Shares Held by Dunavant.

                (a) None of the Currently Held Shares (as hereinafter defined) or the Settlement Shares held by Dunavant may be sold in any public market transaction (including on any exchange or in the over-the-counter market) through and including February 15, 2002; provided, however, that, subject to the terms of the Voting Agreement:

                        (1) 30,000 Currently Held Shares or Settlement Shares, in any combination, may be sold or otherwise disposed of during any full calendar month between the date hereof and February 15, 2002; and

                        (2) the foregoing prohibition on sale of any of the Currently Held Shares and the Settlement Shares shall not apply or extend to an aggregate of three hundred and fifty thousand (350,000) shares of Common Stock included in the Currently Held Shares and the Settlement Shares held by Dunavant.

                (b) Notwithstanding anything to the contrary in Section 4(a), in the event that, if in any full calendar month between the date hereof and February 15, 2002, a "bid" of $15.00 per share of Common Stock is entered by one or more securities dealers on any national quotation system for two consecutive trading days, Dunavant shall not be subject to the restriction on sale or other disposition of the Currently Held Shares or Settlement Shares set forth in Section 4(a)(1) for such month; provided, however, that Dunavant has not, directly or indirectly, entered (or caused any other person or entity to enter) such a bid.

                (c) It is understood and agreed that any sale or other disposition of any Currently Held Shares or Settlement Shares shall, in any and all events, be subject to and in accordance with applicable federal and state securities laws.

                (d) Any sale or other disposition of any of the Currently Held Shares or the Settlement Shares subject to the restrictions imposed by this Section shall be subject to and conditioned upon the assignee or transferee of such Shares executing and delivering to HSNS an agreement, in form and substance reasonably satisfactory to HSNS, pursuant to which such assignee or transferee agrees to be bound by the terms of this Section.

        5. Cooperation in Transfer of Shares to Brodsky. HSNS shall use and shall cause its agents to use reasonable efforts to take all steps reasonably requested by Dunavant and Brodsky P.A. to facilitate the transfer of up to a maximum of 50,000 shares of Common Stock currently held by Dunavant and/or Lucille Dunavant to Brodsky P.A. or any affiliate thereof.

        6.      Filing of Registration Statement.

                (a) HSNS shall file or cause to be filed a registration statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission ("SEC") as soon as reasonably practical following the execution and delivery of this Agreement, subject to such timing and other considerations as Holland & Knight LLP, as securities counsel for HSNS, may reasonably deem appropriate, and shall thereafter use its best efforts to cause the Registration Statement to become effective under the Securities Act. HSNS hereby undertakes to cause the preparation of the Registration Statement to commence promptly after filing (i) its annual report on Form 10-K for the fiscal year ended December 31, 2000 (the "10-K"), (ii) its quarterly report on Form 10-Q for the quarterly period ended March 31, 2001 (the "10-Q"), and (iii) a Form 10 (the "Form 10"), all of which are expected to be filed within five business days of the date hereof, and to proceed diligently to complete and file such Registration Statement. Dunavant, Brodsky P.A. and Brodsky acknowledge that HSNS is currently delinquent in filing both the 10-K and 10-Q. HSNS shall not cause or seek to cause any delay in the filing of the Registration Statement, and shall promptly and completely follow the advice of Holland & Knight LLP in relation to the timing and circumstances of the filing and processing of the Registration Statement. HSNS hereby authorizes Holland & Knight LLP to communicate freely with Brodsky P.A. concerning all matters relating to the preparation of, timing of filing, and processing of any comments by the staff of the SEC on, the Registration Statement, it being understood that in such communications both Holland & Knight LLP and Brodsky P.A. shall be subject to applicable securities laws with respect to the selective disclosure of material, nonpublic information and insider trading.

                (b)     The Registration Statement shall cover:

                        (1) the resale of all shares of Common Stock currently held by Dunavant, his wife, Lucille Dunavant, and/or Brodsky P.A. (inclusive of any of such shares as are subsequently transferred to Brodsky P.A. as contemplated by Section 5 above) (such shares, the "CURRENTLY HELD SHARES"); and

                        (2)     all Settlement Shares;

provided, however, that the Registration Statement shall not cover any Currently Held Shares or Settlement Shares that are not owned of record by Dunavant, his wife, Lucille Dunavant, or Brodsky P.A. at the time the Registration Statement is becomes effective or that have theretofore been registered under the Securities Act.

        Dunavant, Brodsky P.A. and Brodsky acknowledge and agree that other HSNS shareholders also have the right to have shares held by them registered pursuant to the initial registration statement filed by HSNS with the SEC.

                (c) Each of Dunavant, Brodsky P.A. and Brodsky shall furnish to HSNS such information regarding Dunavant, his wife, Lucille Dunavant, and Brodsky P.A. as HSNS may reasonably request in writing for the prompt completion of the Registration Statement and as shall be reasonably required in connection with the registration of the Currently Held Shares and Settlement Shares. Each of Dunavant, Brodsky P.A. and Brodsky will, if Currently Held Shares and/or Settlement Shares are included in the common stock as to which registration is being effected, indemnify the Company, each of its directors, officers, legal counsel and independent accountants and each underwriter, if any, of HSNS's common stock covered by such Registration Statement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse HSNS and such directors, officers, partners, legal counsel, independent accountants and underwriters for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss , damage, liability or action, in each case to the extent that, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to HSNS by Dunavant, Brodsky P.A. or Brodsky and stated to be specifically for use therein.

                (d) Dunavant shall advise HSNS as to the designation of his counsel in connection with the preparation of those portions of the Registration Statement requiring information regarding Dunavant and the plan of distribution with respect to the Currently Held Shares and Settlement Shares covered thereby. HSNS shall not be required to bear any costs or expenses associated with such counsel.

                (e) HSNS shall not be subject to any damages, penalties, claims or other liabilities of any nature whatsoever on account of or resulting from any inability to file (or delay in filing) the Registration Statement or any inability to have (or any delay in having) the Registration Statement declared or become effective, so long as such inability to file, delay in filing, inability to have declared effective, or delay in having declared effective, are not caused, directly or indirectly, by HSNS, either though action or inaction, except to the extent that such action or inaction is in reliance on the advice of Holland & Knight LLP.

                (f) Subject to the written advice of Holland & Knight LLP, based on communications with the SEC staff or otherwise, to the effect that it is in the best interests of HSNS and its shareholders (including Dunavant and Brodsky P.A.) to delay the filing of the Registration Statement until clearance of the Form 10 by the SEC staff (a copy of which shall be provided to Brodksy P.A.), HSNS agrees that if the Registration Statement is not filed by July 31, 2001, HSNS hereby consents to an immediate hearing before the Circuit Court in and for the Eleventh Judicial Circuit, in and for Miami-Dade County, Florida, on a request by Dunavant or Brodsky P.A. for emergency mandatory relief. HSNS waives all defenses to the issuance of mandatory injunctive relief except for whether the failure to file the Registration Statement is due to factors not reasonably within HSNS's control.

        7.      Representations and Warranties.

                (a) Representations and Warranties of Dunavant; Brodsky P.A. and Brodsky. Each of Dunavant, Brodsky P.A. and Brodsky represents and warrants to HSNS that:

                        (1) He or it has all requisite power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every instrument contemplated hereby to which he or it is or will be a party (including the Voting Agreement and the general releases) and to perform fully his or its obligations hereunder and thereunder.

                        (2) He or it has duly executed and delivered this Agreement and each and every agreement and instrument contemplated hereby to which he or it is a party. Assuming due execution and delivery hereof and thereof by HSNS, this Agreement and each such other agreement and instrument will be valid and binding obligations of Dunavant, Brodsky P.A. and Brodsky, as applicable, enforceable against him or it in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally, and general equitable principles.

                        (3) He or it is currently the beneficial and record holder of the shares of HSNS's common stock, par value $.001 per share (the "COMMON STOCK"), indicated immediately below, free and clear of any liens, encumbrances, pledges, and security interests:

                           Name                           Number of Shares
                           ----                           ----------------
                           Dunavant                       2,150,000
                           Brodsky P.A.                      *


        * Prior to the execution and delivery of this Agreement, Brodsky P.A. is not the record or beneficial holder of any shares of Common Stock, however as contemplated by the terms of this Agreement Dunavant intends forthwith to transfer 50,000 shares of Common Stock to Bordsky P.A.

                        (4) The execution and delivery of this Agreement by each of Dunavant, Brodsky P.A. and Brodsky and the execution and delivery of each and every other agreement and instrument contemplated hereby by or on behalf of, and the consummation of the transactions contemplated hereby and thereby and the performance by Dunavant, Brodsky P.A. and/or Brodsky of this Agreement and each such other agreement and instrument in accordance with their respective terms does and will not violate, conflict with or result in the breach of any provision of, or result in a material modification of or otherwise entitle any party to terminate, or constitute a default under any contract, agreement, indenture, note, bond, loan, instrument or other binding arrangement to which either is a party.

                        (5) None of the execution and delivery of this Agreement and each and every other agreement and instrument contemplated hereby by Dunavant, Brodsky P.A. or Brodsky, the consummation by Dunavant, Brodsky P.A. and/or Brodsky of the transactions contemplated hereby or thereby or compliance by Dunavant, Brodsky P.A. and/or Brodsky with any of the provisions hereof or thereof requires any consent, approval or action of, or the making of any filing with or the giving of any notice to, any governmental agency or body.

        (a) Representations and Warranties of HSNS. HSNS represents and warrants to each of Dunavant, Brodsky P.A. and Brodsky that:

                        (1) HSNS has all requisite corporate power and all authority and approvals required to enter into, execute and deliver this Agreement and each and every instrument contemplated hereby to which it is or will be a party (including the Voting Agreement and the general releases) and to perform fully its obligations hereunder and thereunder.

                        (2) HSNS has duly executed and delivered this Agreement and each and every agreement and instrument contemplated hereby to which it is a party. Assuming due execution and delivery hereof and thereof by Dunavant, Brodsky P.A. and Brodsky, this Agreement and each such other agreement and instrument will be valid and binding obligations of HSNS, enforceable against it in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally, and general equitable principles.

                        (3) The execution and delivery of this Agreement by HSNS and the execution and delivery of each and every other agreement and instrument contemplated hereby by or on behalf of, and the consummation of the transactions contemplated hereby and thereby and the performance by HSNS of this Agreement and each such other agreement and instrument in accordance with their respective terms does and will not (i) violate any provision of the articles of incorporation or bylaws of HSNS, or (ii) violate, conflict with or result in the breach of any provision of, or result in a material modification of or otherwise entitle any party to terminate, or constitute a default under any contract, agreement, indenture, note, bond, loan, instrument or other binding arrangement to which HSNS is a party.

                        (5) None of the execution and delivery of this Agreement and each and every other agreement and instrument contemplated hereby by HSNS, the consummation by HSNS of the transactions contemplated hereby or thereby or compliance by HSNS with any of the provisions hereof or thereof requires any consent, approval or action of, or the making of any filing with or the giving of any notice to, any governmental agency or body.

         8.       Miscellaneous.

        (a) Severability. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be valid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable.

        (b) Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by any Party hereto without the prior written consent of the other Parties. Except as provided in the immediately preceding sentence, any purported assignment or delegation of rights, duties or obligations hereunder made without the prior written consent by the other Parties hereto shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the Parties hereto and its or his respective estate, heirs, executors, administrators, legal representatives, successors and assigns and shall inure to the benefit of and be enforceable by each of the Parties and its or his respective estate, heirs, executors, administrators, legal representatives, successors and permitted assigns. Except as expressly provided for in this Agreement, this Agreement is not intended to confer any rights or benefits on any persons or entities other than the Parties hereto and their respective estates, heirs, executors, administrators, legal representatives, successors and assigns; provided that the foregoing shall not be deemed to limit the scope of the beneficiaries intended to be covered by the general releases referred to in Section 3 above.

        (c) Entire Agreement. This Agreement (together with the Exhibits attached hereto) is intended by the Parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein and therein, constitutes the entire agreement of the parties with respect to the subject matter hereof that thereof and supersedes, and merges herein and therein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between the parties, whether oral or written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by either party hereto other than those set forth in this Agreement. Without limiting the generality of the foregoing, this Agreement (together with the Exhibits hereto) supersedes and replaces (i) the HSNS-Dunavant Agreement, (ii) that certain Settlement Agreement, dated May 4, 2000, between HSNS and Dunavant (as the same may have been amended, supplemented, modified or otherwise changed), and (iii) that certain Amended And Restated Settlement Agreement, dated June 6, 2000, between HSNS and Dunavant (as the same may have been amended, supplemented, modified or otherwise changed), each of which shall hereafter be null and void and of no effect; provided, however, that the agreement of HSNS and Dunavant, as set forth in Paragraph VIII. of the HSNS-Dunavant Agreement, to terminate and have no further obligations arising from the Selling Shareholder Agreement, dated July 2000, is hereby reaffirmed and shall remain in full force and effect.

        (d) Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE PARTIES HERETO EXPRESSLY WAIVES ITS OR HIS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY SUIT, LITIGATION OR OTHER JUDICIAL PROCEEDING REGARDING THIS AGREEMENT OR ANY DISPUTE HEREUNDER OR RELATING HERETO. Each of the Parties agrees that any action or other proceeding commenced or instituted by, in the name of or on behalf of Dunavant, Brodsky P.A. or Brodsky (or anyone claiming by or through Dunavant, Brodsky P.A. or Brodsky) relating to this Agreement or any dispute hereunder shall be determined before the state or federal courts situated in Miami, Florida, which courts shall have exclusive jurisdiction over and with respect to any such action or other proceeding, and each of the Parties hereby irrevocably submits to the jurisdiction of such courts with respect to any such action or other proceeding. Each of the Parties agrees that any action or other proceeding commenced instituted by, in the name of or on behalf of HSNS (or anyone claiming by or through HSNS) relating to this Agreement or any dispute hereunder shall be determined before the state or federal courts situated in Miami, Florida, which courts shall have exclusive jurisdiction over and with respect to any such action or other proceeding, and each of the Parties hereby irrevocably submits to the jurisdiction of such courts with respect to any such action or other proceeding. Each Party hereby agrees not to raise any defense or objection, under the theory of forum non conviens or otherwise, with respect to the jurisdiction of any such court as contemplated by the two immediately preceding sentence. In addition to such other method as may available under applicable law, each Party agrees that any summons, complaint or other papers or process in connection with any such dispute may be served on it or him by being mailed to it or him at its or his respective address set forth at the head of this Agreement (or at such more current address of which the Party serving such any summons, complaint or other papers or process has received written notice from the other Party) if mailed by both registered or certified mail, return receipt requested, and by regular first class mail.

        (e) Authority. By this Agreement, HSNS expressly affirms and represents that the undersigned officer of HSNS has full and complete authority under the By-Laws of HSNS or otherwise to execute this Agreement on behalf of HSNS and thereby bind HSNS to its terms.

        (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. In the event Brodksy P.A. and Brodsky fail to execute and deliver this Agreement, this Agreement, if executed and delivered by HSNS and Dunavant, shall nonetheless be binding on HSNS and Dunavant, and their respective heirs, administrators, legal representatives, successors and permitted assigns; provided, however, that until such time as this Agreement is executed and delivered by Brodsky P.A. and Brodsky, Brodsky P.A. and Brodsky shall not be entitled to any rights or benefits provided herein or contemplated hereby, including, without limitation, any right to have any shares of Common Stock owned by him registered under the Securities Act or any right to receive any general release contemplated by Section 3 hereof.

        IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement as of the date first set forth above.



HIGH SPEED NET SOLUTIONS, INC.             --------------------------------
                                           WILLIAM R. DUNAVANT

By:
   ----------------------------------
Name:
Title:                                     RICHARD E. BRODSKY, P.A.

                                           BY:     ------------------------
                                                   RICHARD E. BRODSKY


                                           ------------------------
                                           RICHARD E. BRODSKY,  INDIVIDUALLY

                                                                     EXHIBIT C-1

                                 GENERAL RELEASE

        TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT,

        HIGH SPEED NET SOLUTIONS, INC., a Florida corporation (the "RELEASOR"), in consideration of the sum of one dollar ($1.00) and other good and valuable consideration received from WILLIAM R. DUNAVANT (the "RELEASEE"), the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably releases the RELEASEE and the RELEASEE's heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, liabilities, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, that the RELEASOR (or any of the RELEASOR's successors and assigns) ever had, now has or hereafter can, shall or may have against the RELEASEE for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, excepting only the obligations and liabilities of the RELEASEE arising under (a) that certain Settlement Agreement, dated as of June 29, 2001, by and among the RELEASOR, the RELEASEE, Richard E. Brodsky, P.A. and Richard E. Brodsky and/or
(b) that certain Voting Agreement, dated as of June 29, 2001, by and among the RELEASOR, the RELEASEE, Lucille Dunavant, Richard E. Brodsky, P.A. and Richard
E. Brodsky.

        This RELEASE may not be changed orally.

        IN WITNESS WHEREOF, the RELEASOR has hereunto set the RELEASOR's hand and seal effective as of the 29th day of June, 2001.

IN PRESENCE OF:
                         HIGH SPEED NET SOLUTIONS, INC.

                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

STATE OF                  ....)
        ------------------                           ss.:
COUNTY OF                 ....)
         -----------------

        On June ___, 2001, before me _______________, personally came _______________, to me known and known by me to be the ____________________ of
High Speed Net Solutions, Inc., and who executed the foregoing GENERAL RELEASE, and duly acknowledged to me that he/she executed the same on behalf of such corporation.

                                                -------------------------------
                                                Notary Public

                                                                   EXHIBIT C-2

                               GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT,

        HIGH SPEED NET SOLUTIONS, INC., a Florida corporation (the "RELEASOR"), in consideration of the sum of one dollar ($1.00) and other good and valuable consideration received from RICHARD E. BRODSKY, P.A. and RICHARD
E. BRODSKY (the "RELEASEES"), the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably releases the RELEASEES and the RELEASEES' heirs, executors, administrators, successors and assigns from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, liabilities, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty or equity, that the RELEASOR (or any of the RELEASOR's successors and assigns) ever had, now has or hereafter can, shall or may have against the RELEASEES for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, excepting only the obligations and liabilities of the RELEASEES arising under (a) that certain Settlement Agreement, dated as of June 29, 2001, by and among the RELEASOR, William R. Dunavant and the RELEASEES and/or (b) that certain Voting Agreement, dated as of June 29, 2001, by and among the RELEASOR, William R. Dunavant, Lucille Dunavant and the RELEASEES.

        This RELEASE may not be changed orally.

        IN WITNESS WHEREOF, the RELEASOR has hereunto set the RELEASOR's hand and seal effective as of the 29th day of June, 2001.

IN PRESENCE OF:
                                            HIGH SPEED NET SOLUTIONS, INC.

                                            By: _______________________________
                                            Name:
                                            Title:

STATE OF _________________...)
                                            ss.:
COUNTY OF _______________...)

               On June ___, 2001, before me _______________, personally came _______________, to me known and known by me to be the ____________________ of
High Speed Net Solutions, Inc., and who executed the foregoing GENERAL RELEASE, and duly acknowledged to me that he/she executed the same on behalf of such corporation.


                                                   ---------------------------
                                                   Notary Public

                                                                   EXHIBIT D-1

                               GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT,

        WILLIAM R. DUNAVANT, an individual, (the "RELEASOR"), in consideration of the sum of one dollar ($1.00) and other good and valuable consideration received from HIGH SPEED NET SOLUTIONS, INC., a Florida corporation, (the "RELEASEE"), the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably releases the RELEASEE and the RELEASEE's shareholders, directors, officers, employees, agents and controlling persons and the heirs, executors, administrators, successors and assigns of any of the foregoing from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, liabilities, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, that the RELEASOR (or any of the RELEASOR's heirs, executors, administrators, successors and assigns) ever had, now has or hereafter can, shall or may have against the RELEASEE or any of the RELEASEE's shareholders, directors, officers, employees, agents and controlling persons for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, excepting only the obligations and liabilities of the RELEASee arising under (a) that certain Settlement Agreement, dated as of June 29, 2001, by and among the RELEASOR, the RELEASEE Richard E. Brodsky, P.A. and Richard E. Brodsky and/or (b) that certain Voting Agreement, dated as of June 29, 2001, by and among the RELEASOR, the RELEASEE, Lucille Dunavant, Richard E. Brodsky, P.A. and Richard
E. Brodsky.

        This RELEASE may not be changed orally.

        IN WITNESS WHEREOF, the RELEASOR has executed and deliver this General Release effective as of the 29th day of June 2001

IN PRESENCE OF:

                                            -------------------------------
                                            WILLIAM R. DUNAVANT

STATE OF _________________...)
                                            ss.:
COUNTY OF _______________...)

               On June ___, 2001, before me _______________, personally came William R. Dunavant, to me known and known by me to be the person who signed the foregoing General Release, and he duly acknowledged to me that he executed the same.

                                                   ---------------------------
                                                   Notary Public

                                                                   EXHIBIT D-2

                                 GENERAL RELEASE

        TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT,

        EACH OF RICHARD E. BRODSKY and RICHARD E. BRODSKY, P.A., an individual and a Florida corporation, respectively (the "RELEASORS"), in consideration of the sum of one dollar ($1.00) and other good and valuable consideration received from HIGH SPEED NET SOLUTIONS, INC., a Florida corporation (the "RELEASEE"), the receipt and sufficiency of which are hereby acknowledged, hereby irrevocably releases the RELEASEE and the RELEASEE's shareholders, directors, officers, employees, agents and controlling persons and the heirs, executors, administrators, successors and assigns of any of the foregoing from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, liabilities, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, that each of the RELEASORS (or any of either of the RELEASORS' respective heirs, executors, administrators, successors and assigns) ever had, now has or hereafter can, shall or may have against the RELEASEE or any of the RELEASEE's shareholders, directors, officers, employees, agents and controlling persons for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE, excepting only the obligations and liabilities of the RELEASEE arising under (a) that certain Settlement Agreement, dated as of June 29, 2001, by and among the RELEASORS, the RELEASEE and William R. Dunavant and/or (b) that certain Voting Agreement, dated as of June 29, 2001, by and among the RELEASORS, the RELEASEE, William R. Dunacant and Lucille Dunavant.

        This RELEASE may not be changed orally.

        IN WITNESS WHEREOF, each of the RELEASORS has executed and deliver this General Release effective as of the 29th day of June 2001

IN PRESENCE OF:

                                            -------------------------------
                                            RICHARD E. BRODSKY

                                            -------------------------------
                                            RICHARD E. BRODSKY, P.A.

                                            bY:    __________________________
                                                   RICHARD E. BRODSKY

                                            Title:__________________________



STATE OF _______________....)
                                            ss.:
COUNTY OF _____________....)

               On June ___, 2001, before me _______________, personally came Richard E. Brodsky, to me known and known by me to be the person who signed the foregoing General Release, and he duly acknowledged to me that he executed the same.


                                                   ---------------------------

NOTARY PUBLIC